Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this annual report on Form 10-K of Michael Kors Holdings Limited (the “Company”) for the year ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John D. Idol, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Michael Kors Holdings Limited.
Date: May 30, 2018

/S/ John D. Idol
John D. Idol
Chief Executive Officer
(Principal Executive Officer)
The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this Report.